UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2011

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware	1-6948	38-1016240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Purchase Agreement

On August 24, 2011, SPX Corporation (the “Company” or “we”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Clyde Blowers Capital S.À R.L, SCF-VI Offshore L.P., Appleby Nominees (Jersey) Limited, and the Management and the Restricted Persons (as those terms are defined in the Agreement).  (collectively, the “Sellers”). Pursuant to the Purchase Agreement, the Company agreed to purchase the entire issued share capital of Clyde Union (Holdings) S.À R.L (the purchased assets referred to herein as the “Business”).

On November 1, 2011, and again on December 22, 2011, we executed amendments to that agreement.   The amended agreement provides for (i) an initial payment of £500,000,000 plus (ii) a potential earnout payment equal to (Annual 2012 Group EBITDA x 10) less £475,000,000, provided that in no event shall the earn out payment be less than zero, nor the aggregate consideration be more than £750,000,000.  The sellers of the business also contributed £25,000,000 of working capital to the acquired business at the time of sale.

The acquisition was completed on December 22, 2011.

The foregoing description of the Purchase Agreement and amendments does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.  We will file the December 22 amendment as an exhibit to a future filing with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Share Purchase Agreement relating to the sale and purchase of the whole of the issued share capital of Clyde Union (Holdings), dated August 24, 2011, incorporated by reference herein from our Quarterly Report on Form 10-Q for the period ending October 1, 2011 (file no. 1-6948).

10.2

Deed of Amendment to the Share Purchase Agreement relating to the sale and purchase of the whole of the issued share capital of Clyde Union (Holdings), dated November 1, 2011, incorporated by reference herein from our Quarterly Report on Form 10-Q for the period ending October 1, 2011 (file no. 1-6948).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: December 23, 2011	By:	/s/ Patrick J. O’Leary
Patrick J. O’Leary
Executive Vice President Finance, and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1

Share Purchase Agreement relating to the sale and purchase of the whole of the issued share capital of Clyde Union (Holdings), dated August 24, 2011, incorporated by reference herein from our Quarterly Report on Form 10-Q for the period ending October 1, 2011 (file no. 1-6948).

10.2

Deed of Amendment to the Share Purchase Agreement relating to the sale and purchase of the whole of the issued share capital of Clyde Union (Holdings), dated November 1, 2011, incorporated by reference herein from our Quarterly Report on Form 10-Q for the period ending October 1, 2011 (file no. 1-6948).